The Bank Behind Your Business

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OUR IDENTITY 3

HIGHLIGHTS

» Began in 1995 x Lexington x Columbia » Six (6) Acquisitions x 2004 – Newberry Federal x 2006 – Bank of Camden x 2008 – EAH Financial Planning Practice x 2011 – Palmetto South Mortgage Corp. x 2014 – Savannah River Financial Corp. x 2017 – Cornerstone National Bank » Executive Leadership Team Stability/Succession » December 31, 2019 x $1.2 billion total assets x Twenty - one (21) offices » Three - Year Shareholder Return (12.31.19) » Dividends x 72 Consecutive Quarters x Current Yield – 2.32% HIGHLIGHTS x FCCO 26.76% x NASDAQ Bank Index 9.95% x SNL MicroCap US Bank Index 29.63% 5

» Columbia (Midlands of SC) ▪ State Capitol ▪ University of SC ▪ Fort Jackson ▪ Quality Public Schools ▪ Lake Murray » Greenville (Upstate of SC) ▪ Great Pure Business Market ▪ Attractive to Millennials » Augusta (CSRA) ▪ Cybersecurity x Fort Gordon x Private Sector ▪ Augusta University ▪ Excellent Medical Community ▪ The Masters Tournament THREE GEOGRAPHICALLY DIVERSE MARKETS 6

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FOUNDATIONAL FRANCHISE VALUE

FOUNDATIONAL FRANCHISE VALUE Great Deposits Excellent Asset Quality Strong Capital 9

Total Deposit Cost 0.24% 0.22% 0.39% 0.47% (Quarter ending) Pure Deposit Growth Commercial and Retail Banking FOUNDATIONAL FRANCHISE VALUE Excellent Deposit Franchise • 86% Pure (Non - CD) Deposits • 29% (Non - Interest Bearing DDA Balances) • Largest Community Bank in the Midlands of SC 1 Cornerstone Merger: $102MM 2 Cornerstone Merger: $126MM Millions 10 12/31/2016 12/31/2017 12/31/2018 12/31/2019 $786.1 $907.6 2 1 $953.6 $1,021.5

Credit Quality NPA / Assets FOUNDATIONAL FRANCHISE VALUE 11

Credit Quality Net Loan Charge - Offs 12/31/2016 12/31/2017 12/31/2018 12/31/2019 FOUNDATIONAL FRANCHISE VALUE 12

FOUNDATIONAL FRANCHISE VALUE Share repurchase authorization of 300,000 shares announced May 30, 2019. Fully exercised as of July 18, 2019, at an average price of $18.79 per share. Additional share repurchase authorization of 200,000 shares announced September 18, 2019. 13 Capital

ENHANCE EARNINGS

ENHANCE EARNINGS Quality Loan Portfolio Growth to Remix Asset Side of Balance Sheet Residential Mortgage Banking Financial Planning and Investment Advisory Services 15

Loan / Earning Asset Ratio ENHANCE EARNINGS Average Loans to Average Earning Assets 16 12/31/2016 12/31/2017 12/31/2018 12/31/2019

ENHANCE EARNINGS Net Interest Margin - Components + 52 bps + 19 bps + 22 bps 17

NIM Ratio 1 Adjusted for a 9 bps impact as a result of collection of interest on several non - accrual loans that were paid off during the qua rter. 2 Adjusted for a 5 bps impact as a result of collection of interest on a non - accrual loan that was paid off during the quarter. Estimated full quarter impact of 25 bps decrease in Fed funds is 4 to 5 bps. FINANCIAL RESULTS 18 1 1 1 1 2 2

LTM Growth = 2.6% 1 Cornerstone Merger: $59.0 million CRE as a % of RBC = 261.9% Yield 4.52% 4.53% 4.90% 4.75% (Qtr Ending) ENHANCE EARNINGS Composition 12/31/19 19 Loan Growth (millions)

Investment Portfolio ENHANCE EARNINGS Yield 1.97% 2.20% 2.53% 2.49% (Qtr Ending) Composition 12/31/19 Effective Duration = 3.30 (millions) 20

Financial Planning / Investment Advisory Services AUM (millions) ENHANCE EARNINGS *S&P 500 – Total Return – 53.1% 21

Financial Planning / Investment Advisory Services Revenue (000s omitted) ENHANCE EARNINGS 22

Residential Mortgage Banking Production (millions) ENHANCE EARNINGS 23

Residential Mortgage Banking Revenue (millions) ENHANCE EARNINGS 24

Efficiency Ratio ENHANCE EARNINGS 25

RISK MANAGEMENT & TECHNOLOGY

RISK MANAGEMENT & TECHNOLOGY Compliance Cybersecurity / Fraud Audit Enterprise Risk Management (ERM) - Internal P.T. Risk Report - External December 31, 2019 27

RISK MANAGEMENT & TECHNOLOGY » Technology – Core System Conversion in 2017 x Enhanced client experience and product delivery x Increased security and fraud detection x Greater capacity for future growth x Focused project plan, i.e., M&A systems conversion x Higher level of system utilization and workflow efficiency » Electronic and Mobile Banking Platform December 31, 2019 28

FINANCIAL RESULTS

Core Net Income and Earnings Per Share (EPS)* 1 *Core net income and EPS exclude merger and acquisition cost, gains (losses) on sale of securities and losses on early exting uis hment of debt, and SC State income tax credit. 1 See Non - GAAP reconciliation on page 50. FINANCIAL RESULTS 30 0.95 1.11 1.49 1.46 Millions

ROAA FINANCIAL RESULTS 1 Includes an increase in deferred tax expense of $1.247 million as a result of the lower tax rates enacted by the Tax Cut and Job s Act passed December 22, 2017. Without this one - time adjustment, the ROAA would have been 0.75%. 31

ROTCE 1 FINANCIAL RESULTS 1 See Non - GAAP reconciliation on page 50. 2 Includes an increase in deferred tax expense of $1.247 million as a result of the lower tax rates enacted by the Tax Cut and Job s Act passed December 22, 2017. Without this one - time adjustment, the ROTCE would have been 8.76%. 32

Increased January 2020 to $0.12 for the quarter Dividend FINANCIAL RESULTS 33

Tangible Book Value 1 FINANCIAL RESULTS 34 1 See Non - GAAP reconciliation on page 50.

SHAREHOLDER RETURN VS. BENCHMARK

2019 Total Shareholder Return vs. Index(es) SHAREHOLDER RETURN vs. BENCHMARK As of December 31, 2019 36

Total Shareholder Return vs. Index(es) Three Years Ended December 31, 2019 SHAREHOLDER RETURN vs. BENCHMARK 37

INVESTMENT IN THE FRANCHISE

INVESTMENT IN THE FRANCHISE October 2017 Cornerstone National Bank Merger 39

March 2018 Downtown Augusta Office INVESTMENT IN THE FRANCHISE 40

February 2019 Downtown Greenville Office INVESTMENT IN THE FRANCHISE 41

INVESTMENT IN THE FRANCHISE June 2019 Evans GA Office 42

INVESTMENT IN THE FRANCHISE New Products/Services • Mobile Wallet • Mobile Deposit • Fraud Monitoring Alerts • e-Alerts • *Digital One is dependent on FIS 43

INVESTMENT IN THE FRANCHISE New Products/Services • Origination Transaction Monitoring (Wire & ACH Origination) • Mobile Deposit • Mobile Wallet • *Digital One is dependent on FIS • Paypoint • Full Reconcilement • Deposit Reconcilement • Contactless Cards • ACH Positive Pay 44

WHAT’S AHEAD

Maximize use of technology to build efficiency and capacity Quality loan portfolio growth to reach long - term target of 80% loan/earning asset ratio Increase mortgage loan production to reach $200 million FCFC to Grow AUM to $500 million Drive operating leverage from recent investment in the franchise ROA 1.20% ROE 14.00% ER 65.00% WHAT’S AHEAD 46

SUMMARY

SUMMARY » High quality balance sheet » Revenue Diversity x Commercial and Retail Banking x Mortgage Banking x Financial Planning / Investment Advisory x Deposit Mix / Franchise Value x Asset Quality x Capital Strength » Geographical Diversity x Columbia x Augusta x Greenville » Focused Strategic Plan Ahead x Focused on Enhancing ROA and ROTCE x Accretive to EPS x Additive to Shareholder Value » Growing Tangible Book Value, while Paying an Attractive Cash Dividend 48

FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – THIS PRESENTATION CONTAINS FORWARD - LOOKING STATEMENTS . ADDITIONAL WRITTEN OR ORAL FORWARD - LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THE “SEC” OR OTHERWISE . THE WORDS "BELIEVE," "EXPECT," "SEEK,“ AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD - LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE . SUCH FORWARD - LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27 A OF THE SECURITIES ACT OF 1933 , AS AMENDED, & SECTION 21 E OF THE SECURITIES EXCHANGE ACT OF 1934 , AS AMENDED . SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING . FORWARD - LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED . FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE FORWARD - LOOKING STATEMENTS . A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN FORWARD - LOOKING STATEMENTS IS INCLUDED IN FILINGS WITH THE SEC . The Bank Behind Your Business NON - GAAP FINANCIAL MEASURES – THIS PRESENTATION CONTAINS CERTAIN NON - GAAP FINANCIAL MEASURES THAT ARE NOT IN ACCORDANCE WITH US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) . FIRST COMMUNITY CORPORATION USES CERTAIN NON - GAAP FINANCIAL MEASURES TO PROVIDE MEANINGFUL, SUPPLEMENTAL INFORMATION REGARDING ITS OPERATIONAL RESULTS AND TO ENHANCE INVESTORS’ OVERALL UNDERSTANDING OF ITS FINANCIAL PERFORMANCE . THE LIMITATIONS ASSOCIATED WITH NON - GAAP FINANCIAL MEASURES INCLUDE THE RISK THAT PERSONS MIGHT DISAGREE AS TO THE APPROPRIATENESS OF ITEMS COMPRISING THESE MEASURES AND THAT DIFFERENT COMPANIES MIGHT CALCULATE THESE MEASURES DIFFERENTLY . THESE DISCLOSURES SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO FIRST COMMUNITY CORPORATION’S GAAP RESULTS . SEE THE END OF THIS PRESENTATION FOR A RECONCILIATION OF THE NON - GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE . 49

NON - GAAP RECONCILIATION The Bank Behind Your Business 50 1, 2